Exhibit 99.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Earliest Event Reported: May 2, 2003


                        Commission File Number 000-31249

                            CRITICAL HOME CARE, INC.
             (Exact name of registrant as specified in its charter)


                                NEVADA 88-0331369

          (State or other jurisdiction of (I.R.S. Employer I.D. Number)
                         incorporation or organization)

                                762 SUMMA AVENUE
                            WESTBURY, NEW YORK 11590
                (Address of principal executive offices) Zip code


                    Registrant's telephone no.: 516-997-1200


Item 4. Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

     The Board of Directors and Audit Committee of the Board of Directors of Critical Home Care, Inc., dismissed its independent accountants, Grassi & Co., CPA's, P.C., on May 2, 2003. The reports of Grassi & Co., CPA's, P.C. on the consolidated financial statements of Critical Home Care, Inc. as of September 30, 2002 and December 31, 2001 for the nine months and year then ended contained no adverse opinions or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the consolidated financial statements of Critical Home Care,
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Inc., as of September 30, 2002 and December 31, 2001 for the nine months and year then ended, and during the interim period between October 1, 2002 and May 2, 2003 there have been no disagreements with Grassi & Co., CPA's, P.C. on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co. CPA's, P.C., would have caused them to make reference thereto in their report on the consolidated financial statements for such periods. Critical Home Care, Inc. has requested that Grassi & Co., CPA's, P.C., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Such letter is attached hereto as Exhibit 16.0.

(b) New independent accountants

         Critical Home Care, Inc., with the approval of the Audit Committee of the Board of Directors, engaged Marcum & Kliegman LLP as its new independent accountants as of May 2, 2003.

         During the fiscal year ended December 31, 2001, the nine months ended September 30, 2002 and the subsequent period prior to the engagement of Marcum & Kliegman LLP on May 2, 2003, Critical Home Care, Inc. did not consult with Marcum & Kliegman regarding the application of accounting principles to any specific transaction, whether completed or proposed, on the type of audit opinion that might be rendered on Critical Home Care, Inc.'s consolidated financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

Exhibit 16.0     Grassi & Co., CPA's, P.C. letter related to Item 4.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Critical Home Care, Inc.

                                       By:  /s/ Eric S. Yonenson
                                             -------------------------------
                                                Eric S. Yonenson

                                            Chief Financial Officer

Exhibit 16.0 to Current Report on Form 8-K dated May 2, 2003



May 5, 2003

Securities and Exchange Commission
450 Fifth Street N.W.

Washington D.C. 20549

Dear Sirs:

We have read the statements made by Critical Home Care, Inc., which we understand will be filed with the Commission pursuant to Item 4 on Form 8-K, as part of the Company's Report on the Form 8-K dated May 7, 2003.

We agree with the statements concerning our firm in said form 8-K.

Very truly yours,

GRASSI & CO., CPAs P.C.


/s/ Louis C. Grassi, CPA, CFE
-----------------------------
Managing Partner